Exhibit 99.3

Hydrocarb Continues Pay off of Variable Convertible Notes

 Files 8-K Disclosing Business Summary and 2015 Reserve report

HOUSTON, TEXAS--(PR Newswire)—Thursday, October 22, 2015, Hydrocarb Energy Corporation (OTCQB:HECC) announced in a Form 8-K filed today with the Securities and Exchange Commission, the company’s updated business summary dated October 11, 2015 and also made public its July 2015 reserve report.  Additionally the company disclosed the closing of a secured note financing including $1.25 million which is being used to help insure that all variable conversion rate notes are paid off and which we believe sets the stage for a new financing plan.

When asked to comment, Kent P. Watts the company’s Chief Executive Officer stated, “As a major impetus for financing required to fully develop our proved reserves going forward, on a non-discounted basis, our most current reserve report estimates that there is approximately $95 million of estimated future net income, potentially available to us, from all of our proved reserve categories.”  Mr. Watts went on to say, “this does not include any additional upside that could exist in our probable or possible reserve categories.  We are working diligently in order to put the required financing in place to fully develop our producing assets for the benefit of our shareholders.”

The Form 8-K and exhibits can be obtained by going to the company’s website (www.hydrocarb.com ) or by searching the SEC’s Edgar database website (http://www.sec.gov/edgar/searchedgar/companysearch.html ).

About Hydrocarb: Hydrocarb Energy Corporation is a publicly-traded Domestic and International Energy Exploration and Production Company targeting major under-explored oil and gas projects in emerging, highly prospective regions of the world. With exploration concessions in Africa and domestic production in Galveston Bay, we maintain offices in Houston, Texas, and Windhoek, Namibia.

For further information: www.hydrocarb.com.

Forward-looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements give our current expectations, opinion, belief or forecasts of future events and performance.  A statement identified by the use of forward looking words including "may," "expects," "projects," "anticipates," "plans," "believes," "estimate," "should," and certain of the other foregoing statements may be deemed forward-looking statements.  Although the company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release.  Forward-looking statements are subject to risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause the company to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or fourth party consents; and other risks described in the company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other filings with the SEC, available at the SEC's website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the company. The company's SEC filings are available at http://www.sec.gov.

Contact:
PCG Advisory Group, LLC
Chuck Harbey, +1-646-863-7997
Managing Director, Corporate Advisory
charbey@pcgadvisory.com
www.pcgadvisory.com

Contact:	Kent P. Watts, CEO
800 Gessner, Suite 375
Houston, Texas 77024